UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): July 1, 2020

ASHFORD INC.

(Exact name of registrant as specified in its charter)

Nevada	001-36400	84-2331507
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS employer identification number)

14185 Dallas Parkway, Suite 1100
Dallas, Texas		75254
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (972) 490-9600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock	AINC	NYSE American LLC
Preferred Stock Purchase Rights		NYSE American LLC

Item 1.01.	Entry into a Material Definitive Agreement.

On July 1, 2020, Lismore Capital II LLC (“Lismore”), a subsidiary of Ashford Inc. (“AINC” or the “Company”) entered into the Amended and Restated Ashford Trust Agreement, effective as of April 6, 2020 (the “Amended Ashford Trust Agreement”) with Ashford Hospitality Trust, Inc. and its affiliates (collectively, “Trust”), which amends and restates their agreement to seek modifications, forbearances or refinancings of certain mortgage and mezzanine debt, dated March 20, 2020 (the “Original Agreement”). Lismore was formed in 2018 for the purpose of providing debt placement and other financial services to AINC’s real estate investment trust (“REIT”) clients.

Pursuant to the Amended Ashford Trust Agreement, Lismore shall, during the Agreement Term (as defined below), negotiate the: (i) maturity date extension of the existing mortgage and mezzanine debt on Trust’s hotels listed on Addendum A thereto (an “Extension”); (ii) forbearance, refinancing or modification of the existing mortgage and mezzanine debt on Trust’s hotels listed on Addendum A and Addendum B thereto (other than an Extension, Principal Reduction or Debt to Equity Conversion) (a “Forbearance”); (iii) reduction in principal amount of the existing mortgage and mezzanine debt on Trust’s hotels listed on Addendum A thereto (a “Principal Reduction”); and (iv) conversion of all or a portion of any existing mortgage and mezzanine debt on Trust’s hotels listed on Addendum A thereto into equity or equity-like securities or other instruments of Trust (a “Debt to Equity Conversion” and, collectively with the Extension, Forbearance and/or Principal Reduction, the “Financing”). The “Agreement Term” commenced on April 6, 2020 and shall end on the date that is twenty-four (24) months following the commencement date, or upon it being terminated by Trust on not less than thirty (30) days written notice.

In connection with the services provided by Lismore under the Amended Ashford Trust Agreement, Lismore shall be paid a fee of $2,571,712.87 in three equal installments of $857,237.62 per month beginning July 20, 2020, and ending on September 20, 2020.

The parties acknowledge that Trust has already paid Lismore $2,571,712.87 in three equal installments of $857,237.62 pursuant to paragraph 6(ii) of the Original Agreement and Lismore shall retain those funds. Together, the payments referenced above are equal to, in the aggregate, 12.5 basis points (0.125%) of the aggregate loan obligations of Trust or its subsidiaries. In the event Trust does not complete, for any reason, Extensions or Forbearances during the term of this Agreement equal to or greater than $4,114,740,601, then Trust shall offset, against any fees owed by Trust or its affiliates pursuant to the Advisory Agreement (as defined below), a portion of the fee paid by Trust to Lismore pursuant to this paragraph equal to the product of (x) $4,114,740,601 minus the amount of Extensions or Forbearances completed during the Agreement Term multiplied by (y) 0.125%.

In addition to the fee described above, the parties further acknowledge that Trust has previously paid Lismore an additional $5,143,425.75 pursuant to paragraph 6(i) of the Original Agreement and an additional $606,078.35 pursuant to paragraph 6(iii) of the Original Agreement. In each case, Lismore shall retain the paid funds. The payment pursuant to paragraph 6(i) of the Original Agreement is equal to 12.5 basis points (0.125%) of the aggregate loan obligations of Trust or its subsidiaries. The payment pursuant to paragraph 6(iii) of the Original Agreement is equal to 25 basis points (0.25%) of any Financing that has been accepted by an applicable lender. In the aggregate, $8,321,216.97 in fees have been paid to Lismore pursuant to the Original Agreement.

“Advisory Agreement” means that certain Amended and Restated Advisory Agreement, effective as of June 10, 2015, by and among Trust, Ashford Hospitality Limited Partnership, Ashford TRS Corporation, Ashford Inc. and Ashford Hospitality Advisors LLC, as amended.

In connection with a Forbearance or Extension of any loan listed on Addendum A, Lismore shall be paid a fee equal to 25 basis points (0.25%) of the amount of such loan, payable upon the acceptance by the applicable lender of any Forbearance or Extension of such loan which shall not exceed 25 basis points (0.25%) of such loan.

In connection with a Forbearance of any loan listed on Addendum B, Lismore shall be paid a fee equal to 25 basis points (0.25%) of the amount of such loan, payable upon the acceptance by the applicable lender of any Forbearance of such loan. In the event one or more third-party agents or contractors engaged by Trust, its advisors or their affiliates, other than Lismore, has secured an extension of the maturity date equal to or greater than twelve (12) months of any such loan, then the amount payable to Lismore shall, instead, be 10 basis points (0.10%). In either case, the fee paid to Lismore shall in no event exceed 25 basis points (0.25%) of such loan.

In connection with a Principal Reduction of any loan listed on Addendum A, Lismore shall be paid a fee upon the acceptance by any lender of any Principal Reduction of such loans equal to 75 basis points (0.75%) of the amount of any Principal Reduction (the “Principal Reduction Fee”).

In connection with any Debt to Equity Conversion of any loan listed on Addendum A, Lismore shall be paid a fee upon the acceptance by any lender of any Debt to Equity Conversion of such loans equal to 150 basis points (1.50%) of the implied conversion value (but in any case, no less than 50% percent of the face value of such loan or loans) (the “Conversion Fee”).

For the avoidance of doubt, Lismore may be entitled to both a Principal Reduction Fee and a Conversion Fee in certain circumstances. For example, assuming a $100 million loan, if Lismore obtains a Principal Reduction in the amount of $20 million, and simultaneously or thereafter obtains a Debt to Equity Conversion of $50 million with respect to the same loan and $30 million of the loan remains outstanding, Lismore shall be entitled to a Principal Reduction Fee of $150,000 ($20 million x 0.75%) and a Conversion Fee of $750,000 ($50 million x 1.50%). Alternatively, Lismore may not be entitled to both a Principal Reduction Fee and a Conversion Fee in certain circumstances. For example, assuming the same $100 million loan, if Trust pays down $20 million of the loan with cash on hand, and simultaneously or thereafter Lismore obtains a Debt to Equity Conversion of $50 million with respect to the same loan and $30 million of the loan remains outstanding, Lismore shall be entitled to no Principal Reduction Fee and a Conversion Fee of $750,000 ($50 million x 1.50%).

The foregoing summary is qualified in its entirety by reference to the Amended Ashford Trust Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	Amended and Restated Ashford Trust Agreement, dated as of April 6, 2020, by and between Lismore Capital II LLC and Ashford Hospitality Trust, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASHFORD INC.

By:	/s/ Robert G. Haiman
Robert G. Haiman
Executive Vice President, General Counsel and Secretary

Dated: July 8, 2020